UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

SGB INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-53490	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 25 Jia He Road, Xinjing Centre, Unit C2606
Siming District, Xiamen City, Fujian Province
PRC China 361000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86-13611930299
Registrant’s fax number, including area code: +86-05972265123

Not Applicable
(Former name or former address, if changed since last report)

Copies of correspondence to:

Clark Wilson LLP
800 – 885 West Georgia Street
Vancouver, B.C. V6C 3H1
Tel: (604) 687-5700
Fax: (604)687-6314
Attn: L.K. Larry Yen, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On December 29, 2011, we completed a private placement of 128,769,132 shares of our common stock at a deemed price of $0.06 per share. We issued the securities to two non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events

We changed the name of our subsidiary, Yongding County Shangzhai Coal Mine Co., Ltd. to Fujian Huilong Coal Mine Co., Ltd.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate evidencing subsidiary name change with English translation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGB INTERNATIONAL HOLDINGS, INC.

Per:	/s/ Xin Li
Xin Li
Chief Executive Officer and Director
January 12, 2012